Exhibit 99.1

For Immediate Release

Contact:

Bruce Riggins (Company)	Jerry Daly or Carol McCune
Chief Financial Officer	Daly Gray (Media)
(561) 227-1302	(703) 435-6293

Innkeepers USA Trust Announces Third-Quarter Earnings

Increases Common Share Dividend by 50 Percent, Second Increase in 2005

PALM BEACH, Fla., November 9, 2005—Innkeepers USA Trust (NYSE: KPA), a hotel real estate investment trust (REIT) and a leading owner of upscale extended-stay hotel properties throughout the United States, today announced results for the three and nine months ended September 30, 2005.

	3Q 2005*	3Q 2004*	% Change*	Nine Mos. 2005*	Nine Mos. 2004*	% Change*
Total revenue	$67,095	$59,497	13%	$186,264	$154,510	21%
Net income applicable to common shareholders	$6,837	$3,753	82%	$11,185	$1,201	831%
Diluted income per share	$0.16	$0.10	60%	$0.27	$0.03	800%
Funds from operations (FFO)	$16,970	$13,572	25%	$39,310	$25,621	53%
Adjusted FFO	$16,967	$13,127	29%	$42,487	$28,762	48%
FFO per share	$0.36	$0.32	13%	$0.84	$0.66	27%
Adjusted FFO per share	$0.36	$0.31	16%	$0.91	$0.74	23%
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$25,404	$21,915	16%	$65,826	$58,923	12%
Adjusted EBITDA	$25,390	$21,713	17%	$67,502	$57,029	18%

*	In thousands, except per share and percentage change data

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FFO, Adjusted FFO, FFO per share, Adjusted FFO per share, EBITDA and Adjusted EBITDA are not generally accepted accounting principles (GAAP) financial measures and are discussed in further detail in this press release.

FFO and FFO per share for the nine months ended September 30, 2004 include $4,249 in issuance costs pertaining to the Series A Cumulative Convertible preferred shares that were redeemed in January 2004. The Series A preferred share issuance costs have been excluded from Adjusted FFO, Adjusted FFO per share, EBITDA and Adjusted EBITDA.

Adjusted FFO, Adjusted FFO per share and Adjusted EBITDA exclude other charges and discontinued operations.

Adjusted EBITDA excludes a gain on sale of hotels of $1,501 and $786 for the nine months ended September 30, 2005 and 2004, respectively.

Operating Results

Revenue per available room (RevPAR) for 65 of the company’s hotel properties (excluding four hotels closed for renovation and/or conversion during part or all of the periods presented) increased 5.7 percent for the third quarter 2005 to $82.90, compared to the same period in 2004. The increase was led by average daily rate (ADR), which improved 5.4 percent to $104.97. Occupancy rose 0.3 percent to 78.97 percent.

The 5.7 percent RevPAR improvement for the third quarter 2005 reflects a 6.5 percent increase in RevPAR at the company’s eight Silicon Valley, Calif. hotel properties. Gross operating margins for the company’s 61 comparable hotels improved 270 basis points to 46.3 percent. The company’s 61 comparable hotels exclude the seven hotels acquired in 2004 and 2005 and the Atlantic City hotel that is closed for renovation and conversion.

“We are very pleased with the strong 270 basis point increase in our operating margins, which drove the 17 percent increase in Adjusted EBITDA for the third quarter,” said Jeffrey H. Fisher, Innkeepers chief executive officer and president. “RevPAR increases were predominantly driven by increases in average daily rate, which accounted for 95 percent of the increase for the quarter. We were particularly encouraged by results at our eight Silicon Valley hotels, which outperformed the overall portfolio as RevPAR improved 6.5 percent.”

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Dividend

“Another major positive development in the third quarter was the increase in our common share dividend to $0.15 per share from $0.10,” Fisher said. “It is the second time we raised the dividend this year and represents a 150 percent increase since the first quarter. We remain confident that the hotel industry recovery is on solid footing and believe that the industry will continue to do well for the next few years. We will continue to evaluate the common share dividend with our Board of Trustees on a quarterly basis.”

Repositionings/Development Update

“Our Louisville, Ky. Hampton Inn opened in the third quarter after completing a $4.5 million renovation and conversion from another brand, and is attracting a strong corporate base of business, with its location just a couple of blocks from the Convention Center,” Fisher said. “In addition to all the latest ‘Make It Hampton’ amenities, we’ve also added some unique features, including a martini bar and a 10-foot high ‘water wall,’ that lend a more upscale feel to the property and will further enhance the hotel’s competitive edge in the upscale, focused service segment in this market.”

Fisher also noted that the company’s properties in Montvale, N.J., and Atlantic City, N.J. that are both slated for conversion to the Courtyard by Marriott brand remain on track to open in mid-2006. The 190-room hotel in Montvale, N.J, that is closed pending completion of a $5 million renovation, is located on the New Jersey/New York border, 20 miles from New York

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City. The property is surrounded by more than 300 business and corporate offices, including Mercedes Benz of North America, BMW of North America and KPMG LLP. The 203-room Atlantic City hotel that is closed pending completion of a $7 million renovation is located one block from Atlantic City’s Boardwalk and beaches and within walking distance of the Trump’s Taj Mahal and Bally’s casinos and the Atlantic City Convention Center.

“The development of our Embassy Suites in Valencia, California, north of Los Angeles, also is on track to open in late 2006, with the groundbreaking scheduled for first quarter 2006. This will be our first Embassy Suites hotel, and we look forward to a long and mutually beneficial relationship with another of Hilton’s top-rated brands,” he said.

Fisher pointed out that, while the company made no acquisitions in the third quarter, they remain an integral part of Innkeepers’ growth strategy. “We continue to target premium brands in the upscale extended-stay sectors, as well as select-service and full-service hotels that have the potential to be rebranded and repositioned and are located in major markets with strong demand generators and high barriers to new competition.”

Capital Structure

Bruce A. Riggins, chief financial officer, pointed out that the company continues to maintain one of the industry’s strongest capital structures and lowest-levered balance sheets. “We paid down $16 million of debt during the third quarter. Our debt to investment in hotels at cost ratio was 25 percent at September 30, 2005, with no maturities prior to 2007. Our weighted average interest rate on our total debt is 7.1 percent, and 84 percent of our total debt is at fixed rates. We have great flexibility for future acquisition or development growth, with $83 million available on our $135 million line of credit.”

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Hurricane Impact

During the third quarter, the company had one hotel, the Four Points by Sheraton hotel in Ft. Walton Beach, Fla., that was impacted by displacement from four tropical storms or hurricanes and resulted in lost revenue of approximately $350,000.

Subsequent to quarter’s end, the company sustained some property damage at three of its Florida hotels from Hurricane Wilma in October. The Courtyard Ft. Lauderdale sustained damage to the roof and water damage to some of the rooms, but is expected to re-open in November 2005. The Hampton Inn Naples and Hampton Inn West Palm Beach hotels both sustained minor property damage and have both since reopened. The properties are insured for both property damage and business interruption. The company expects uninsured losses from Hurricane Wilma to be relatively insignificant.

Earnings Guidance

The company is maintaining its full-year adjusted FFO per share guidance of $1.11 to $1.14 and provides the following range of estimates for the fourth quarter and full-year 2005, based on assumed RevPAR growth of 6.0 percent to 7.0 percent for the fourth quarter and 6.8 percent to 7.2 percent for the full year (forecasted financial results do not include any assumptions for future acquisitions, dispositions or capital markets transactions):

•	Net income (loss) applicable to common shareholders of $(0.2) million to $1.3 million for the fourth quarter and $11.0 million to $12.5 million for the full year;

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•	Diluted income per share of $0.00 to $0.03 for the fourth quarter and $0.26 to $0.30 for the full year;

•	FFO per share of $0.20 to $0.23 for the fourth quarter and $1.04 to $1.07 for the full year;

•	Adjusted FFO per share of $0.20 to $0.23 for the fourth quarter and $1.11 to $1.14 for the full year;

•	Adjusted EBITDA of $18.0 million to $19.5 million for the fourth quarter and $85.5 million to $87.0 million for the full year; and

•	Gross operating profit margin increase of approximately 200 basis points for the fourth quarter and for the full year for our comparable 61 hotels.

See reconciliations of net income applicable to common shareholders to FFO per share and Adjusted FFO per share and net income applicable to common shareholders to Adjusted EBITDA included in the tables of this press release. FFO per share, Adjusted FFO per share, and Adjusted EBITDA are not generally accepted accounting principles (GAAP) financial measures and are discussed in further detail in this press release.

Innkeepers USA Trust owns 69 hotels with a total of 8,745 suites or rooms in 20 states and Washington, D.C., and focuses on acquiring and/or developing premium branded upscale extended-stay, select-service, and full-service hotels and the rebranding and repositioning of other hotel properties. For more information about Innkeepers USA Trust, visit the company’s web site at www.innkeepersusa.com.

To listen to a web cast of the company’s third quarter 2005 conference call on November 9, 2005, at 10 a.m. Eastern time, go to the company’s web site and click on Conference Calls. Interested parties may listen to an archived web cast of the conference call on the web site, or may dial (800) 405-2236, pass code 11041292, to hear a telephone replay. The archived web cast and telephone replay will be available through December 9, 2005.

Included in this press release are certain “non-GAAP financial measures,” within the meaning of Securities and Exchange Commission (SEC) rules and regulations, that are different from measures calculated and presented in accordance with GAAP (generally accepted accounting principles). These non-GAAP financial measures are (i) funds from operations (FFO), (ii) FFO per share, (iii) Adjusted FFO, (iv) Adjusted FFO per share, (v) net income (loss)

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(computed in accordance with GAAP) before interest, taxes, depreciation and amortization, common and preferred minority interests and preferred dividends (EBITDA), and (vi) Adjusted EBITDA. The following explains why we believe these measures help provide investors with a more complete understanding of our financial and operating performance.

FFO As Defined by NAREIT and Adjusted FFO

The National Association of Real Estate Investment Trusts (NAREIT) adopted the definition of FFO in order to promote an industry standard measure of REIT financial and operating performance. Management believes that the presentation of FFO, FFO per share, and Adjusted FFO (defined below) provides useful supplemental information to investors regarding the company’s financial condition and results of operations, particularly in reference to the company’s ability to service debt, fund capital expenditures and pay cash dividends. Many other real estate companies use FFO as a measure of their financial and operating performance, which provides another basis of comparison for management. FFO, as defined, adds back historical cost depreciation. Historical cost depreciation assumes the value of real estate assets diminishes predictably over a certain period of time. In fact, real estate asset values historically have increased or decreased with market conditions. Consequently, FFO and Adjusted FFO may be useful supplemental measures in evaluating financial and operating performance by disregarding, or adding back, historical cost depreciation in the calculation of FFO and Adjusted FFO. Additionally, FFO per share and Adjusted FFO per share targets have historically been used to determine a significant portion of the incentive compensation of the company’s senior management.

NAREIT defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The company calculates FFO in compliance with the NAREIT definition. The company defines Adjusted FFO as FFO (as defined by NAREIT), adjusted for non-recurring and/or non-cash items, including discontinued operations and impairment losses. FFO, Adjusted FFO, FFO per share, Adjusted FFO per share are reconciled to net income (loss) applicable to common shareholders determined in accordance with GAAP in the accompanying schedules.

EBITDA and Adjusted EBITDA

EBITDA is defined as net income (loss) (computed in accordance with GAAP) before interest, taxes, depreciation and amortization, common and preferred minority interests and preferred dividends. The company defines Adjusted EBITDA as EBITDA adjusted for non-recurring and/or non-cash items, including gains (losses) from sales of property, discontinued operations and impairment losses. Management believes that the presentation of EBITDA and Adjusted EBITDA provides useful supplemental information to investors regarding the company’s financial condition and results of operations, particularly in reference to the company’s ability to service debt, fund capital expenditures and pay cash dividends. EBITDA

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and Adjusted EBITDA are also factors in management’s evaluation of the financial and operating performance of the company, hotel level performance, investment opportunities, dispositions and financing transactions.

FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA and Adjusted EBITDA, as presented, may not be comparable to FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA and Adjusted EBITDA as calculated by other real estate companies. These measures do not reflect certain expenses that the company incurred and will incur, such as depreciation and interest (although we show such expenses in the reconciliation of these measures to their most directly comparable GAAP measures). None of these measures should be considered as an alternative to net income, net cash provided by operating activities, or any other financial and operating performance measure prescribed by GAAP. These measures should only be used in conjunction with GAAP measures. EBITDA and Adjusted EBITDA are reconciled to net income (loss) applicable to common shareholders determined in accordance with GAAP in the accompanying schedules.

Forward-Looking Statement Safe Harbor

This press release, and other publicly available information on the Company, includes forward looking statements within the meaning of federal securities law. These statements include terms such as “should”, “may”, “believe” and “estimate”, or assumptions, estimates or forecasts about future hotel and Company performance and results, and the Company’s future need for capital. Such statements should not be relied on because they involve risks that could cause actual results to differ materially from the Company’s expectations when such statements are made. Some of these risks are set forth in reports filed from time to time with the SEC and include, without limitation, (i) the operational risks of the hotel business (including decreasing hotel revenues and increasing hotel expenses) under the company’s taxable REIT subsidiary structure, (ii) risks that war, terrorism or similar activities, widespread health alerts, disruption in oil imports or higher oil prices or changes in domestic or international political environments negatively affect the travel industry and the company, (iii) risk of declines in the performance and prospects of businesses and industries (e.g., technology, automotive, aerospace, pharmaceuticals) that are important hotel demand generators in the company’s key markets (e.g. the Silicon Valley, CA, Washington, DC, etc.), (iv) risk that poor, declining and/or uncertain international, national, regional and/or local economic conditions will, among other things, negatively affect demand for the company’s hotel rooms and the availability and terms of financing, (v) risk that the company’s ability to maintain its properties in competitive condition becomes prohibitively expensive, (vi) risk that pricing in the hotel acquisition market becomes prohibitively expensive or non-financeable and that potential acquisitions or developments do not perform in accordance with expectations, (vii) risk that the Company may invest in hotels of a size or nature (e.g., upscale full service or resort) different than those it has focused on historically (e.g., upscale extended-stay, and mid-scale limited service); (viii) risks related to an

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increasing focus on development, including permitting risks, increasing the proportion of Company assets not producing revenue at a given time and risks that projects cost more, take longer to complete or do not perform as anticipated; (ix) changes in travel patterns or the prevailing means of commerce (i.e., e-commerce) may reduce demand for hotels in general or the Company’s hotels in particular, (x) the complex tax rules that the company must satisfy to qualify as a REIT and the potentially severe consequences of failing to satisfy such requirements, and (xi) governmental regulation that may increase the company’s cost of doing business or otherwise negatively effect its business or its attractiveness as an investment and create risk of liability for non-compliance (e.g., changes in laws affecting taxes or dividends, compliance with the Americans with Disabilities Act, workers compensation law changes, the Sarbanes-Oxley law, etc.).

INNKEEPERS USA TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Revenue:
Hotel operating
Rooms	62,819	57,151	176,192	143,747
Food and beverage	1,984	420	3,900	791
Telephone	507	468	1,366	1,356
Other	1,643	1,404	4,410	3,300
Corporate
Percentage lease	—	—	—	5,073
Other	142	54	396	243

Total revenue	67,095	59,497	186,264	154,510

Expenses:
Hotel operating
Rooms	12,890	12,336	36,668	31,573
Food and beverage	1,611	441	2,950	802
Telephone	739	612	2,144	1,794
Other	732	642	1,980	1,434
General and administrative	5,740	5,069	17,432	13,338
Franchise and marketing fees	4,313	3,866	12,263	9,982
Amortization of deferred franchise conversion	292	274	948	774
Advertising and promotions	2,239	2,019	5,952	4,859
Utilities	3,001	2,912	8,572	6,885
Repairs and maintenance	3,368	3,050	9,232	7,760
Management fees	2,007	1,891	5,569	4,764
Amortization of deferred lease acquisition	130	131	392	382
Insurance	356	447	1,136	1,145
Corporate
Depreciation	8,957	7,913	26,226	23,605
Amortization of franchise fees	16	16	51	38
Ground rent	132	129	391	376
Interest	4,687	4,718	13,836	13,809
Amortization of loan origination fees	216	235	651	718
Property taxes and insurance	2,561	3,090	8,566	8,659
General and administrative	2,016	1,280	5,907	4,110
Amortization of unearned compensation	182	312	437	753
Other charges	—	396	3,053	874

Total expenses	56,185	51,779	164,356	138,434

Income before minority interest	10,910	7,718	21,908	16,076
Minority interest, common	(119)	(113)	(195)	(37)
Minority interest, preferred	(1,068)	(1,068)	(3,205)	(3,204)

Income from continuing operations	9,723	6,537	18,508	12,835
Income from discontinued operations	14	116	1,377	1,204

Net income	9,737	6,653	19,885	14,039
Series A Preferred Share issuance costs	—	—	—	(4,249)
Preferred share dividends	(2,900)	(2,900)	(8,700)	(8,589)

Net income applicable to common shareholders	$6,837	$3,753	$11,185	$1,201

Earnings per share data:
Basic – continuing operations	$0.16	$0.10	$0.24	$0.00

Basic	$0.16	$0.10	$0.27	$0.03

Basic – weighted average shares	42,730,549	37,603,379	41,726,975	37,501,727

Diluted – continuing operations	$0.16	$0.10	$0.23	$0.00

Diluted	$0.16	$0.10	$0.27	$0.03

Diluted – weighted average shares	43,051,919	37,784,575	41,964,476	37,501,727

INNKEEPERS USA TRUST

CALCULATION OF FFO, EBITDA AND RECONCILIATION TO NET INCOME APPLICABLE TO COMMON SHAREHOLDERS (UNAUDITED)

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
CALCULATION OF FFO
Net income (loss) applicable to common shareholders	$6,837	$3,753	$11,185	$1,201
Depreciation	8,957	7,913	26,226	23,605
Depreciation included in discontinued operations	—	482	—	1,564
Gain on sale of hotels included in discontinued operations	(11)	243	(1,501)	(786)
Minority interest, preferred	1,068	1,068	3,205	—
Minority interest, common	119	113	195	37

Diluted FFO	$16,970	$13,572	$39,310	$25,621

Weighted average number of common shares and common share equivalents	47,629,045	42,786,100	46,640,482	38,747,277

FFO per share	$0.36	$0.32	$0.84	$0.66

FFO	16,970	13,572	39,310	25,621
Series A preferred share issuance costs	—	—	—	4,249
Other charges	—	396	3,053	874
Discontinued operations	(3)	(841)	124	(1,982)

Adjusted FFO	$16,967	$13,127	$42,487	$28,762

Adjusted FFO per share	$0.36	$0.31	$0.91	$0.74

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
CALCULATION OF EBITDA
Net income applicable to common shareholders	$6,837	$3,753	$11,185	$1,201
Interest	4,687	4,718	13,836	13,809
Depreciation and amortization	9,793	8,881	28,705	26,270
Depreciation included in discontinued operations	—	482	—	1,564
Minority interest, common	119	113	195	37
Minority interest, preferred	1,068	1,068	3,205	3,204
Series A preferred share issuance costs	—	—	—	4,249
Preferred share dividends	2,900	2,900	8,700	8,589

EBITDA	$25,404	$21,915	$65,826	$58,923

Other charges	—	396	3,053	874
Discontinued operations	(3)	(841)	124	(1,982)
Gain on sale of hotels included in discontinued operations	(11)	243	(1,501)	(786)

Adjusted EBITDA	$25,390	$21,713	$67,502	$57,029

INNKEEPERS USA TRUST

2005 Forecast Reconciliation

(in thousands, except share and per share data)

	Three months ended December 31, 2005		Twelve months ended December 31, 2005
	Low End Range	High End Range	Low End Range	High End Range
CALCULATION OF FFO
Net income (loss) applicable to common shareholders	(200)	1,300	10,985	12,485
Depreciation	8,735	8,735	34,960	34,960
Gain on sale of hotels included in discontinued operations	—	—	(1,501)	(1,501)
Minority interest, preferred	1,068	1,068	4,273	4,273
Minority interest, common	(75)	(75)	120	120

Diluted FFO	9,528	11,028	48,837	50,337

Weighted average number of common shares and common share equivalents	47,644,671	47,644,671	46,864,748	46,864,748

FFO per share	0.20	0.23	1.04	1.07

FFO	9,528	11,028	48,837	50,337
Other charges	—	—	3,053	3,053
Discontinued operations	—	—	124	124

Adjusted FFO	9,528	11,028	52,014	53,514

Adjusted FFO per share	0.20	0.23	1.11	1.14

	Three months ended December 31, 2005		Twelve months ended December 31, 2005
	Low End Range	High End Range	Low End Range	High End Range
CALCULATION OF EBITDA
Net income (loss) applicable to common shareholders	(200)	1,300	10,985	12,485
Interest	4,666	4,666	18,503	18,503
Depreciation and amortization	9,641	9,641	38,343	38,343
Minority interest, preferred	1,068	1,068	4,273	4,273
Minority interest, common	(75)	(75)	120	120
Preferred share dividends	2,900	2,900	11,600	11,600

EBITDA	18,000	19,500	83,824	85,324

Other charges	—	—	3,053	3,053
Discontinued operations	—	—	124	124
Gain on sale of hotels included in discontinued operations	—	—	(1,501)	(1,501)

Adjusted EBITDA	$18,000	$19,500	$85,500	$87,000

INNKEEPERS USA TRUST

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	September 30, 2005	December 31, 2004
ASSETS
Investment in hotels:
Land and improvements	$146,610	$127,392
Buildings and improvements	728,149	687,754
Furniture and equipment	98,510	101,909
Renovations in process	16,148	2,794
Hotels under development	4,318	3,864
Hotels held for sale	—	19,299

	993,735	943,012
Accumulated depreciation	(221,009)	(207,853)

Net investment in hotels	772,726	735,159

Cash and cash equivalents	14,658	22,837
Restricted cash and cash equivalents	9,447	10,781
Accounts receivable, net	6,655	4,577
Prepaid and other	2,188	2,539
Deferred and other	17,283	20,099

Total assets	$822,957	$795,992

LIABILITIES AND SHAREHOLDERS’ EQUITY
Debt	$247,299	$286,865
Accounts payable and accrued expenses	17,485	12,663
Payable to manager	245	209
Franchise conversion fee obligations	10,825	10,825
Distributions payable	9,642	5,450

Total liabilities	285,496	316,012

Minority interest in Partnership	48,081	51,088

Shareholders’ equity:
Preferred shares, $0.01 par value, 20,000,000 shares authorized, 5,800,000 shares issued and outstanding	145,000	145,000
Common shares, $0.01 par value, 100,000,000 shares authorized, 42,874,412 and 37,966,756 issued and outstanding, respectively	429	380
Additional paid-in capital	460,494	396,631
Unearned compensation	(1,766)	(448)
Distributions in excess of earnings	(114,777)	(112,671)

Total shareholders’ equity	489,380	428,892

Total liabilities and shareholders’ equity	$822,957	$795,992

INNKEEPERS USA TRUST

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Nine Months Ended September 30,
	2005	2004
Cash flows from operating activities:
Net income	19,885	14,039
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,705	27,834
Write-off of deferred expenses included in extinguishment of debt	124	—
Minority interests	3,400	3,241
Gain on sale of hotel included in discontinued operations	(1,501)	(786)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,078)	1,050
Prepaid and other	351	1,054
Accounts payable and accrued expenses	4,821	7,992
Payable to manager	36	(466)

Net cash provided by operating activities	53,743	53,958

Cash flows from investing activities:
Investment in hotels, net of insurance proceeds	(82,123)	(82,055)
Deposits for acquisition of hotels	—	(154)
Proceeds from sale of hotels	20,860	8,727
Net withdrawals (deposits) into restricted cash and cash equivalents	1,334	(3,066)
Lease acquisitions	—	(1,336)
Payment of franchise fees	(50)	(192)
Repayment of advances	557	175

Net cash used in investing activities	(59,422)	(77,901)

Cash flows from financing activities:
Proceeds from debt issuance	71,000	53,074
Payments on debt	(110,566)	(29,618)
Payments on franchise conversion fee obligations	(948)	(106)
Distributions paid to unit holders	(3,385)	(3,307)
Distributions paid to shareholders	(17,832)	(11,684)
Redemption of shares or units	—	(115,730)
Proceeds from issuance of common and preferred shares	59,585	143,081
Loan origination fees and costs paid	(354)	(1,091)

Net cash provided by financing activities	(2,500)	34,619

Net increase in cash and cash equivalents	(8,179)	10,676
Cash and cash equivalents at beginning of period	22,837	9,586

Cash and cash equivalents at end of period	14,658	20,262

Supplemental cash flow information:
Interest paid	13,836	13,643

INNKEEPERS USA TRUST

DEBT COMPOSITION (UNAUDITED)

As of September 30, 2005

(outstanding balance in thousands)

DEBT	Outstanding Balance	Stated Interest Rate		Maturity Date	Encumbered Properties
Unsecured Line of Credit(1)	$40,574	4.92%		July 2007	—
Industrial Revenue Bonds(1)	$10,000	2.70%		December 2014	—
Term Loan #1	$23,450	8.17%		October 2007	8
Term Loan #2	$35,257	8.15%		March 2009	8
Term Loan #3	$28,228	7.02%		April 2010	7
Term Loan #4	$45,804	7.16%		October 2009	6
Term Loan #5	$49,584	7.75%		January 2011	6
Mortgage	$12,803	10.35%		June 2010	1
Adjustments (4)	$1,599	—		—	—

TOTAL	$247,299	7.3	%(2)	5 years(3)	36

(1)	Variable rated debt. The stated interest rate of the industrial revenue bonds includes an annual letter of credit fee of 1.25%
(2)	Weighted average calculated using the stated interest rate
(3)	Weighted average maturity
(4)	Adjustment to record $13 million mortgage at a fair market interest rate of 7% (the stated interest rate is 10.35%)

INNKEEPERS USA TRUST

OTHER DATA (UNAUDITED)

(in thousands, except shares data)

	September 30, 2005	September 30, 2004
CAPITALIZATION
Common share market capitalization	$673,000	$486,000
Total Market capitalization	$1,072,000	$949,000
Common share closing price	$15.45	$12.44
Common share dividend(1)	$0.37	$0.15
Common share dividend yield(1)	2.4%	1.2%
Preferred share closing price	$26.15	$25.30
Preferred share dividend(2)	$2.00	$2.00
Preferred share dividend yield(2)	7.6%	7.9%

DEBT COVERAGE
Debt weighted average interest rate	7.1%	6.9%
Debt to investment in hotel properties, at cost	25%	28%
Debt and preferred shares to investment in hotel properties	39%	44%
Debt to market capitalization	23%	27%
Debt and preferred shares to market capitalization	37%	43%

LIQUIDITY/FLEXIBILITY
Debt due 2004	—	$1,000
Debt due 2005	$2,000	$6,000
Debt due 2006	$6,000	$7,000
Debt due 2007 and thereafter	$239,000	$242,000

Unencumbered hotel assets(3)	48%	43%
Unsecured Line of Credit outstanding balance	$40,574	$27,000
Unsecured Line of Credit available balance(4)	$82,839	$98,000

SHARES AND UNITS OUTSTANDING
Common Shares	42,914,086	37,958,256
Common Partnership Units	666,891	1,117,056
Preferred Partnership Units	3,884,469	3,884,469
Preferred Shares	5,800,000	5,800,000

(1)	Regular common share dividends declared for the trailing twelve months ended September 30, 2005 and September 30, 2004
(2)	Regular annual preferred share dividends
(3)	Based upon the number of hotels
(4)	The actual amount that may be borrowed is contingent upon many factors, such as compliance with unsecured line of credit covenants and the use of proceeds from borrowings. The $135 million revolving unsecured line of credit available balance has been reduced by $11.5 million in letters of credit.

INNKEEPERS USA TRUST

HOTEL OPERATING RESULTS (UNAUDITED)

	September 30, 2005	Three Months Ended September 30,		% Inc (dec)	Nine Months Ended September 30,		% Inc (dec)
		2005	2004		2005	2004
PORTFOLIO(1)
Average Daily Rate		$104.97	$99.58	5.41%	$103.95	$97.72	6.38%
Occupancy		78.97%	78.77%	0.25%	76.70%	76.15%	0.72%
RevPAR		$82.90	$78.45	5.67%	$79.73	$74.41	7.15%

Number of hotel properties	65
Percent of total rooms	100.0%
Percent of room revenue(2)	100.0%

BY SEGMENT
Upscale Extended Stay
Average Daily Rate		$105.87	$100.67	5.17%	$103.82	$98.19	5.73%
Occupancy		82.43%	81.71%	0.88%	79.69%	78.87%	1.04%
RevPAR		$87.27	$82.26	6.09%	$82.73	$77.44	6.83%

Number of hotel properties	49
Percent of total rooms	74.7%
Percent of room revenue(2)	77.5%

Upscale(1)
Average Daily Rate		$120.56	$122.25	-1.38%	$126.70	$117.79	7.56%
Occupancy		71.65%	70.76%	1.26%	69.88%	77.44%	-9.76%
RevPAR		$86.38	$86.50	-0.14%	$88.54	$91.22	-2.94%

Number of hotel properties	3
Percent of total rooms	5.8%
Percent of room revenue(2)	6.4%

Mid Priced(1)
Average Daily Rate		$95.94	$87.98	9.05%	$97.56	$88.57	10.15%
Occupancy		67.91%	69.91%	-2.86%	67.28%	65.35%	2.95%
RevPAR		$65.16	$61.51	5.93%	$65.64	$57.88	13.41%

Number of hotel properties	13
Percent of total rooms	19.5%
Percent of room revenue(2)	16.1%

BY FRANCHISE AFFILIATION
Residence Inn
Average Daily Rate		$106.13	$100.71	5.38%	$103.96	$98.07	6.01%
Occupancy		82.06%	81.50%	0.69%	79.10%	78.05%	1.35%
RevPAR		$87.09	$82.08	6.10%	$82.24	$76.54	7.45%

Number of hotel properties	42
Percent of total rooms	63.5%
Percent of room revenue(2)	65.5%

Summerfield Suites
Average Daily Rate		$101.12	$97.04	4.20%	$98.26	$94.11	4.41%
Occupancy		85.77%	85.13%	0.75%	83.37%	84.25%	-1.04%
RevPAR		$86.73	$82.61	4.99%	$81.91	$79.29	3.30%

Number of hotel properties	6
Percent of total rooms	9.4%
Percent of room revenue(2)	9.7%

	September 30, 2005	Three Months Ended September 30,		% Inc (dec)	Nine Months Ended September 30,		% Inc (dec)
		2005	2004		2005	2004
Hampton Inn(1)
Average Daily Rate		$96.95	$88.41	9.66%	$98.32	$89.07	10.39%
Occupancy		67.69%	69.16%	-2.13%	67.10%	64.80%	3.55%
RevPAR		$65.63	$61.15	7.33%	$65.97	$57.71	14.31%

Number of hotel properties	12
Percent of total rooms	18.3%
Percent of room revenue(2)	15.2%

BY MANAGEMENT COMPANY
Innkeepers Hospitality Management(1)(3)
Average Daily Rate		$104.59	$98.90	5.75%	$103.61	$97.35	6.43%
Occupancy		79.32%	79.12%	0.25%	77.12%	76.09%	1.35%
RevPAR		$82.96	$78.25	6.02%	$79.91	$74.07	7.88%

Number of hotel properties	64
Percent of total rooms	97.3%
Percent of room revenue(2)	97.5%

Third Party Managed
Average Daily Rate		$121.03	$128.51	-5.82%	$118.90	$110.75	7.36%
Occupancy		66.66%	66.38%	0.42%	61.65%	78.23%	-21.19%
RevPAR		$80.68	$85.31	-5.43%	$73.30	$86.64	-15.40%

Number of hotel properties	1
Percent of total rooms	2.7%
Percent of room revenue(2)	2.5%

BY GEOGRAPHIC REGION
New England [ME, NH, VT, MA, CT, RI]
Average Daily Rate		$112.92	$104.97	7.57%	$106.47	$100.09	6.37%
Occupancy		76.59%	77.62%	-1.33%	72.16%	69.19%	4.29%
RevPAR		$86.48	$81.47	6.15%	$76.83	$69.26	10.93%

Number of hotel properties	4
Percent of total rooms	4.6%
Percent of room revenue(2)	4.5%

Middle Atlantic(1) [NY, NJ, PA]
Average Daily Rate		$112.91	$108.58	3.99%	$108.95	$103.71	5.05%
Occupancy		78.93%	81.80%	-3.51%	76.15%	75.21%	1.25%
RevPAR		$89.12	$88.82	0.34%	$82.97	$78.00	6.37%

Number of hotel properties	10
Percent of total rooms	14.2%
Percent of room revenue(2)	14.7%

South Atlantic(1) [DE, MD, WV, DC, VA, NC, SC, GA, FL]
Average Daily Rate		$107.05	$99.35	7.75%	$109.74	$99.85	9.90%
Occupancy		72.96%	74.15%	-1.60%	74.66%	75.82%	-1.53%
RevPAR		$78.11	$73.67	6.03%	$81.94	$75.70	8.24%

Number of hotel properties	15
Percent of total rooms	23.8%
Percent of room revenue(2)	24.5%

	September 30, 2005	Three Months Ended September 30,		% Inc (dec)	Nine Months Ended September 30,		% Inc (dec)
		2005	2004		2005	2004
East North Central [OH, MI, IN, IL, WI]
Average Daily Rate		$92.98	$90.09	3.21%	$92.12	$86.98	5.91%
Occupancy		76.77%	74.91%	2.48%	72.77%	70.23%	3.62%
RevPAR		$71.38	$67.48	5.78%	$67.04	$61.09	9.74%

Number of hotel properties	12
Percent of total rooms	16.7%
Percent of room revenue(2)	14.0%

East South Central(1) [KY, TN, AL, MS]
Average Daily Rate		$91.76	$85.46	7.37%	$87.85	$81.31	8.04%
Occupancy		85.80%	88.95%	-3.54%	83.01%	88.81%	-6.53%
RevPAR		$78.73	$76.01	3.58%	$72.92	$72.21	0.98%

Number of hotel properties	2
Percent of total rooms	2.2%
Percent of room revenue(2)	2.0%

West North Central [MN, IA, MO, KS, NE, SD, ND]
Average Daily Rate		$82.58	$79.83	3.44%	$81.85	$81.82	0.04%
Occupancy		88.47%	78.94%	12.07%	86.15%	79.32%	8.61%
RevPAR		$73.06	$63.02	15.93%	$70.52	$64.90	8.66%

Number of hotel properties	1
Percent of total rooms	0.8%
Percent of room revenue(2)	0.7%

West South Central [AR, LA, OK, TX]
Average Daily Rate		$91.78	$88.86	3.29%	$92.63	$89.80	3.15%
Occupancy		84.07%	78.66%	6.88%	83.23%	79.83%	4.26%
RevPAR		$77.15	$69.89	10.39%	$77.10	$71.69	7.55%

Number of hotel properties	5
Percent of total rooms	8.7%
Percent of room revenue(2)	8.4%

Mountain [MT, ID, WY, CO, UT, NM, AZ, NV]
Average Daily Rate		$97.50	$90.42	7.83%	$93.72	$87.84	6.69%
Occupancy		83.56%	77.91%	7.25%	76.82%	72.00%	6.69%
RevPAR		$81.47	$70.44	15.66%	$72.00	$63.24	13.85%

Number of hotel properties	2
Percent of total rooms	3.6%
Percent of room revenue(2)	3.2%

Pacific [WA, OR, CA, AK, HI]
Average Daily Rate		$112.52	$106.10	6.05%	$110.54	$104.53	5.75%
Occupancy		83.25%	83.46%	-0.25%	79.22%	80.26%	-1.30%
RevPAR		$93.67	$88.55	5.78%	$87.57	$83.89	4.39%

Number of hotel properties	14
Percent of total rooms	25.4%
Percent of room revenue(2)	27.9%

	September 30, 2005	Three Months Ended September 30,		% Inc (dec)	Nine Months Ended September 30,		% Inc (dec)
		2005	2004		2005	2004
BY SELECTED MSA
Atlanta
Average Daily Rate		$96.82	$88.34	9.60%	$97.30	$90.97	6.96%
Occupancy		76.86%	79.55%	-3.38%	74.61%	74.06%	0.74%
RevPAR		$74.41	$70.27	5.89%	$72.60	$67.37	7.76%

Number of hotel properties	2
Percent of total rooms	3.5%
Percent of room revenue(2)	3.2%

Boston
Average Daily Rate		$94.22	$83.48	12.87%	$94.48	$85.01	11.14%
Occupancy		68.40%	65.62%	4.24%	58.62%	54.46%	7.64%
RevPAR		$64.45	$54.78	17.65%	$55.38	$46.30	19.61%

Number of hotel properties	1
Percent of total rooms	1.2%
Percent of room revenue(2)	0.9%

Chicago
Average Daily Rate		$93.41	$89.54	4.32%	$93.43	$89.02	4.95%
Occupancy		74.71%	71.06%	5.14%	70.06%	64.47%	8.67%
RevPAR		$69.78	$63.63	9.67%	$65.46	$57.39	14.06%

Number of hotel properties	4
Percent of total rooms	7.0%
Percent of room revenue(2)	5.8%

Dallas/Ft. Worth
Average Daily Rate		$84.12	$81.22	3.57%	$83.38	$80.57	3.49%
Occupancy		85.66%	80.56%	6.33%	83.82%	79.89%	4.92%
RevPAR		$72.06	$65.43	10.13%	$69.89	$64.37	8.58%

Number of hotel properties	4
Percent of total rooms	6.8%
Percent of room revenue(2)	6.0%

Denver
Average Daily Rate		$97.50	$90.42	7.83%	$93.72	$87.84	6.69%
Occupancy		83.56%	77.91%	7.25%	76.82%	72.00%	6.69%
RevPAR		$81.47	$70.44	15.66%	$72.00	$63.24	13.85%

Number of hotel properties	2
Percent of total rooms	3.6%
Percent of room revenue(2)	3.2%

Detroit
Average Daily Rate		$95.59	$97.54	-2.00%	$94.66	$89.58	5.67%
Occupancy		80.92%	80.46%	0.57%	75.22%	78.09%	-3.68%
RevPAR		$77.35	$78.48	-1.44%	$71.20	$69.95	1.79%

Number of hotel properties	3
Percent of total rooms	4.5%
Percent of room revenue(2)	4.1%

	September 30, 2005	Three Months Ended September 30,		% Inc (dec)	Nine Months Ended September 30,		% Inc (dec)
		2005	2004		2005	2004
Hartford
Average Daily Rate		$114.28	$106.75	7.05%	$112.64	$105.45	6.82%
Occupancy		78.14%	80.23%	-2.61%	74.11%	72.33%	2.46%
RevPAR		$89.30	$85.64	4.27%	$83.48	$76.27	9.45%

Number of hotel properties	2
Percent of total rooms	2.4%
Percent of room revenue(2)	2.5%

Philadelphia
Average Daily Rate		$104.00	$97.23	6.96%	$101.54	$94.81	7.10%
Occupancy		78.64%	80.45%	-2.25%	79.44%	77.31%	2.76%
RevPAR		$81.79	$78.22	4.56%	$80.67	$73.30	10.05%

Number of hotel properties	4
Percent of total rooms	5.8%
Percent of room revenue(2)	5.8%

Richmond
Average Daily Rate		$97.72	$92.84	5.26%	$95.57	$92.26	3.59%
Occupancy		80.67%	81.14%	-0.58%	82.66%	77.09%	7.23%
RevPAR		$78.83	$75.33	4.65%	$79.00	$71.12	11.08%

Number of hotel properties	2
Percent of total rooms	2.3%
Percent of room revenue(2)	2.3%

San Francisco/San Jose/Oakland
(Silicon valley)
Average Daily Rate		$110.17	$104.33	5.60%	$110.19	$103.75	6.21%
Occupancy		80.54%	79.82%	0.90%	74.88%	76.23%	-1.77%
RevPAR		$88.73	$83.28	6.54%	$82.51	$79.09	4.32%

Number of hotel properties	8
Percent of total rooms	15.0%
Percent of room revenue(2)	15.5%

Seattle/Portland
Average Daily Rate		$115.92	$108.64	6.70%	$109.09	$105.77	3.14%
Occupancy		87.31%	87.70%	-0.44%	85.12%	82.89%	2.69%
RevPAR		$101.21	$95.28	6.22%	$92.85	$87.67	5.91%

Number of hotel properties	4
Percent of total rooms	6.3%
Percent of room revenue(2)	7.4%

Washington, D.C.(1)
Average Daily Rate		$134.42	$122.11	10.08%	$133.48	$118.43	12.71%
Occupancy		73.37%	76.06%	-3.54%	73.45%	78.22%	-6.10%
RevPAR		$98.63	$92.88	6.19%	$98.04	$92.64	5.83%

Number of hotel properties	4
Percent of total rooms	6.7%
Percent of room revenue(2)	8.3%

(1)	Hotel operating results exclude one hotel property acquired in June 2003 which will be converted to a Courtyard hotel, one hotel property acquired in June 2004 which was converted and opened as a Hampton Inn hotel in August 2005, one hotel property acquired in February 2005 which will be converted to a Courtyard hotel and one Westin hotel which opened in early 2005 and was acquired by the Company in May 2005.
(2)	Room revenue for YTD September 2005.
(3)	Operating Statistics for hotels acquired in 2004 and 2005 include room revenue for the applicable periods from the previous owner for those periods prior to our acquisition of the hotels.